SECURITIES AND EXCHANGE COMMISSION

                                                          Washington, D.C. 20549

                                                                        Form 8-K

                                                                  CURRENT REPORT

                                          Pursuant to Section 13 or 15(d) of the
                                             Securities and Exchange Act of 1934

                                Date of Report	(Date of earliest event reported)
                                                                   June 28, 1996


                 					                   Long Island Bancorp, Inc
                          (Exact Name of Registrant as Specified in its Charter)


      	Delaware			           	0-23526		        	11-3198508
(State or Other Jurisdiction		(Commission File		(I.R.S. Employer
 of Incorporation)			          Number)			        Identification No.)


201 Old Country Road
Melville, New York							                            	11747-2724
(Address of Principal							                         	(Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


				             	                	Not Applicable

                   (Former Name of Former Address, if Changed Since Last Report)

                                         This document contains exactly 3 pages.




Item 1.		Changes in Control Registrant
			Not Applicable

Item 2.		Acquisition or Disposition of Assets
			Not Applicable

Item 3.		Bankruptcy or Receivership
			Not Applicable

Item 4.		Changes in Registrant's Certifying Accountant
			Not Applicable

Item 5.		Other Events
			Press Release of Long Island Bancorp, Inc.
			   dated June 28, 1996

Item 6.		Resignations of Registrant's Directors
			Not Applicable

Item 7.		Financial Statements and Exhibits
			(a)  Not Applicable




                                 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						                                        	LONG ISLAND BANCORP, INC.


                                    				  By: /s/     Mark Fuster
							                                      	NAME	   Mark Fuster
							                                      	TITLE	  Chief Financial Officer
                                                  			 (principal financial and
									                                              accounting officer)


DATE:	 June 28, 1996

LONG ISLAND
BANCORP, INC.                                      NEWS  RELEASE
201 Old Country Road
Melville, New York  11747

																		                        Contact:
						                                    Mary M. Feder
						                                    Vice President - Investor Relations
                                          (516) 547-2607

FOR IMMEDIATE RELEASE

                 LONG ISLAND BANCORP, INC. EXPANDS MORTGAGE OPERATIONS

                         TARGETS NORTH CAROLINA AND PENNSYLVANIA

MELVILLE, NY, JUNE 28, 1996 - Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB announced today that the Bank has expanded its mortgage operations by acquiring two mortgage origination offices located in Horsham, Pennsylvania and Raleigh, North Carolina from Fleet Mortgage Corp. of Columbia, South Carolina.

Commenting on the acquisition, John J. Conefry, Jr., Chairman and Chief Executive Officer stated, "The acquisition of these two offices is a continuation of the fulfillment of our near term goal of expanding into new and profitable markets on the East Coast." The Raleigh-Durham area is one of the fastest growing industrial and homeowner markets in the nation. The Horsham office serves the fast growing counties of Montgomery and Bucks located just north of Philadelphia and south of Princeton, New Jersey.

With the acquisition of these two offices, the Bank currently has approximately 155 loan originators and 19 mortgage origination centers in 9 east coast states.

The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers in 36 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and Westchester and in Connecticut, Delaware, Georgia, Maryland, New Jersey, Pennsylvania, Virginia and North Carolina and an Internet home page at the address: http://www.lisb.com.

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